Exhibit 99.1

FIRST AMENDMENT TO FIRST AMENDED AND RESTATED LOAN AGREEMENT

This First Amendment to Loan Agreement, dated as of the 22nd day of August, 2007, by and among iGate Corporation, a Pennsylvania corporation (“IGC”), iGate, Inc., a Pennsylvania corporation (“IGI”), iGate Mastech, Inc., a Pennsylvania corporation (“IGMI”), and Global Financial Services of Nevada, a Nevada corporation (“GFSN”) (IGC, IGI, IGMI and GFSN are each, a “Borrower” and collectively, the “Borrowers”), and PNC Bank, National Association (the “Bank”) (“First Amendment”).

WITNESSETH:

WHEREAS, the Borrowers and the Bank entered into that certain First Amended and Restated Loan Agreement, dated as of the 14th day of September, 2006 (the “Loan Agreement”), pursuant to which, among other things, the Bank agreed to extend credit to the Borrowers pursuant to a revolving credit facility in an aggregate principal amount not to exceed Thirty-Five Million and 00/100 Dollars ($35,000,000.00); and

WHEREAS, the Borrowers desire to amend certain provisions of the Loan Agreement and the Bank shall permit such amendments pursuant to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1. All capitalized terms used herein which are defined in the Loan Agreement shall have the same meaning herein as in the Loan Agreement unless the context clearly indicates otherwise.

2. Effective September 13, 2007, the definition of “Expiration Date” in Section 1.01 of the Loan Agreement is hereby deleted in its entirety and in its stead is inserted the following:

“Expiration Date” shall mean September 12, 2008.

3. The provisions of Section 2 of this First Amendment shall not become effective until the Bank has received the following items, each in form and substance acceptable to the Bank and its counsel:

(a) this First Amendment, duly executed by each of the Borrowers;

(b) an amendment fee in the amount of Forty Two Thousand and 00/100 Dollars ($42,000.00) payable to the Bank; and

(c) such other documents as may be reasonably requested by the Bank.

4. Each Borrower hereby reconfirms and reaffirms all representations and warranties, agreements and covenants made by it pursuant to the terms and conditions of the

Loan Agreement, except as such representations and warranties, agreements and covenants may have heretofore been amended, modified or waived in writing in accordance with the Loan Agreement.

5. Each Borrower hereby represents and warrants to the Bank that (i) such Borrower has the legal power and authority to execute and deliver this First Amendment, (ii) the officers of such Borrower executing this First Amendment have been duly authorized to execute and deliver the same and bind such Borrower with respect to the provisions hereof, (iii) the execution and delivery hereof by such Borrower and the performance and observance by such Borrower of the provisions hereof and of the Loan Agreement and all documents executed or to be executed therewith, do not violate or conflict with the organizational agreements of such Borrower or any Law applicable to such Borrower or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against such Borrower, and (iv) this First Amendment, the Loan Agreement and the documents executed or to be executed by such Borrower in connection herewith or therewith constitute valid and binding obligations of such Borrower in every respect, enforceable in accordance with their respective terms.

6. Each Borrower represents and warrants that (i) no Event of Default exists under the Loan Agreement, nor will any occur as a result of the execution and delivery of this First Amendment or the performance or observance of any provision hereof, (ii) the schedules attached to and made a part of the Loan Agreement, are true and correct in all material respects as of the date hereof, except as such schedules may have heretofore been amended or modified in writing in accordance with the Loan Agreement and there are no modifications or supplements thereto, except as attached hereto, and (iii) it presently has no known claims or actions of any kind at Law or in equity against the Bank arising out of or in any way relating to the Loan Documents.

7. Each reference to the Loan Agreement that is made in the Loan Agreement or any other document executed or to be executed in connection therewith shall hereafter be construed as a reference to the Loan Agreement as amended hereby.

8. The agreements contained in this First Amendment are limited to the specific agreements made herein. Except as amended hereby, all of the terms and conditions of the Loan Agreement shall remain in full force and effect. This First Amendment amends the Loan Agreement and is not a novation thereof.

9. This First Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts each of which, when so executed, shall be deemed to be an original, but all such counterparts shall constitute but one and the same instrument.

10. This First Amendment shall be governed by, and shall be construed and enforced in accordance with, the Laws of the Commonwealth of Pennsylvania without regard to the principles of the conflicts of law thereof. Each Borrower hereby consents to the jurisdiction and venue of the Court of Common Pleas of Allegheny County, Pennsylvania and the United States District Court for the Western District of Pennsylvania with respect to any suit arising out of or mentioning this First Amendment.

IN WITNESS WHEREOF, and intending to be legally bound, the parties hereto have caused this First Amendment to be duly executed by their duly authorized officers as of the day and year first above written.

ATTEST:		iGate Corporation

By:	/s/ Donna Mascia	By:	/s/ Michael J. Zugay
Name:	Donna Mascia	Name:	Michael J. Zugay
Title:	Secretary	Title:	Senior Vice President and Chief Financial Officer

ATTEST:		iGate, Inc.

By:	/s/ Donna Mascia	By:	/s/ Michael J. Zugay
Name:	Donna Mascia	Name:	Michael J. Zugay
Title:	Secretary	Title:	Vice President

ATTEST:		iGate Mastech, Inc.

By:	/s/ Donna Mascia	By:	/s/ Michael J. Zugay
Name:	Donna Mascia	Name:	Michael J. Zugay
Title:	Secretary	Title:	Vice President and Treasurer

ATTEST:		Global Financial Services of Nevada

By:	/s/ Donna Mascia	By:	/s/ Michael J. Zugay
Name:	Donna Mascia	Name:	Michael J. Zugay
Title:	Secretary	Title:	CFO and Treasurer

PNC Bank National Association

		By:	/s/ Scott Colcombe
		Name:	Scott Colcombe
		Title:	Vice President

ACKNOWLEDGMENT

STATE/COMMONWEALTH OF PENNSYLVANIA	)
	)	SS:
COUNTY OF ALLEGHENY	)

On this, the 22nd day of August, 2007, before me, a Notary Public, the undersigned officer, personally appeared Michael J. Zugay, who acknowledged himself/herself to be the Senior Vice President and CFO of iGate Corporation, a Pennsylvania corporation (the “Corporation”), and that he/she as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing his/her name on behalf of the Corporation.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Patricia L. Franks
Notary Public

My Commission Expires:

September 17, 2009

ACKNOWLEDGMENT

STATE/COMMONWEALTH OF PENNSYLVANIA	)
	)	SS:
COUNTY OF ALLEGHENY	)

On this, the 22nd day of August, 2007, before me, a Notary Public, the undersigned officer, personally appeared Michael J. Zugay, who acknowledged himself/herself to be the Vice President of iGate, Inc., a Pennsylvania corporation (the “Corporation”), and that he/she as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing his/her name on behalf of the Corporation.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Patricia L. Franks
Notary Public

My Commission Expires:

September 17, 2009

ACKNOWLEDGMENT

STATE/COMMONWEALTH OF PENNSYLVANIA	)
	)	SS:
COUNTY OF ALLEGHENY	)

On this, the 22nd day of August, 2007, before me, a Notary Public, the undersigned officer, personally appeared Michael J. Zugay, who acknowledged himself/herself to be the Vice President and Treasurer of iGate Mastech, Inc., a Pennsylvania corporation (the “Corporation”), and that he/she as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing his/her name on behalf of the Corporation.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Patricia L. Franks
Notary Public

My Commission Expires:

September 17, 2009

ACKNOWLEDGMENT

STATE/COMMONWEALTH OF PENNSYLVANIA	)
	)	SS:
COUNTY OF ALLEGHENY	)

On this, the 22nd day of August, 2007, before me, a Notary Public, the undersigned officer, personally appeared Michael J. Zugay, who acknowledged himself/herself to be the CFO and Treasurer of Global Financial Services of Nevada, a Nevada corporation (the “Corporation”), and that he/she as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing his/her name on behalf of the Corporation.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Patricia L.Franks
Notary Public

My Commission Expires:

September 17, 2009